UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2010 (June 21, 2010)

Bohai Pharmaceuticals Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53401	98-0588402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Yantai Bohai Pharmaceuticals Group Co. Ltd. No. 9 Daxin Road, Zhifu District Yantai, Shandong Province, China 264000
(Address of principal executive offices)

Registrant’s telephone number, including area code: +86(535)-685-7928

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K is being filed to revise and amend the Current Report on Form 8-K filed by Bohai Pharmaceuticals Group, Inc. on June 24, 2010 in response to the comments provided by the staff (the “Staff”) of the United States Securities and Exchange Commission (the “SEC”).

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 21, 2010, the Board of Directors, consisting of Mr. Hongwei Qu (the “Board”), of Bohai Pharmaceuticals Group, Inc. (the “Company”), after consultation with Company management and the Company’s independent registered public accounting firm, Parker Randall CF (H.K.) CPA Limited (“Parker Randall”), determined that previously filed unaudited financial statements of the Company for the three- and nine-month periods ended March 31, 2010 contained in the Company’s Quarterly Report on Form 10-Q, filed originally with the SEC on May 17, 2010 (the “March 2010 10-Q”) should not be relied upon.

The Company’s determination that the aforementioned financial statements should not be relied upon resulted from an evaluation of written comments (the “SEC Comments”) made by the Staff in connection with the SEC’s review of the Company’s pending Registration Statement on Form S-1 (File No. 333-165149) (the “Registration Statement”) and the SEC’s review of the Company’s financial statements contained therein.

In the SEC Comments, the Staff indicated its view that: (i) the Company’s outstanding common stock purchase warrants (including placement agent warrants) , issued January 5, 2010, to purchase up to an aggregate of 6,600,000 shares of Company common stock (the “Warrants”) should be classified as a liability and (ii) the conversion option embedded in the Company’s 8% convertible notes, issued January 5, 2010 (the “Notes”) and the Warrants should be measured at fair value through earnings each period until such time as the Notes are converted or expired.  On June 9, 2010, the Company advised Parker Randall of the SEC Comments. On June 24, 2010, the Company, with the concurrence of Parker Randall, amended the March 2010 10-Q via a first amendment thereto (“Amendment No. 1”) in a manner intended to properly account for the Notes and the Warrants.

After the Company’s further review of relevant accounting standards and additional comments of the Staff, and following discussions between the Company, the Staff, the Company’s advisors and Parker Randall, the Company determined that its previously-issued financial statements included in Amendment No. 1 should be further restated to:

1.	More fully disclose and discuss the Company’s valuation of the Notes and the Warrants;

2.	Account for the Warrants as a liability and measure the Warrants at fair value utilizing such revised valuation; and

3.
Reverse its prior treatment of the embedded conversion options contained in the Notes as derivative instruments as defined in FASB ASC 815-10-15-83 (as was undertaken in Amendment No. 1) because the Notes do not permit or require net settlement, there is no market mechanism outside the contracts that permits net settlement and, as at January 5, 2010 and March 31, 2010, the shares to be received on conversion of the Notes are not readily convertible to cash.

4.	Revise the accounting for the fees incurred by the Company in connection with the issuance of the Notes and Warrants, to defer such fees and amortize them over the expected two-year life of the Notes.

The tables below reflects the resulting changes to the financial statements (with the numbers set forth under “As Previously Reported” being the results as disclosed in Amendment No. 1):

	Three Months Ended March 31, 2010		Nine Months Ended March 31, 2010
	As Previously Reported	As Restated	As Previously Reported	As Restated

Statement of Income Data:
Net sales	$15,092,008	$15,092,008	$45,342,480	$45,342,480
Cost of sales	2,609,515	2,609,515	7,475,740	7,475,740
Gross profit	12,482,493	12,482,493	37,866,740	37,866,740

Selling, general and administrative expenses	9,465,589	9,202,873	28,471,469	28,208,753
Interest expense	260,574	381,700	416,882	538,008

Operating income	2,756,330	2,897,920	8,978,389	9,119,979

Other income	-	-	18,864	18,864
Finance and non-operating income (expense)	(1,973,702)	829,773	(1,995,794)	807,681

Income before taxes	782,628	3,727,693	7,001,459	9,946,524
Income taxes	585,135	585,135	2,193,931	2,193,931
Net income	$197,493	$3,142,558	$4,807,528	$7,752,593

Balance Sheet Data:
	March 31, 2010		June 30, 2009
	As Previously Reported	As Restated	As Previously Reported	As Restated

Current assets	$35,045,737	$35,045,737	$28,357,010	$28,357,010
Other non-current assets	25,219,222	25,219,222	25,447,999	25,447,999
Deferred fees on convertible notes	-	1,898,877	-	-
Total assets	60,264,959	62,163,836	53,805,009	53,805,009

Current liabilities	9,240,124	8,554,324	20,248,229	20,248,229
Derivative liabilities – warrants	-	5,323,640	-	-
Convertible notes, net	11,863,217	121,127	-	-
Total liabilities	21,103,341	13,999,091	20,248.229	20,248.229

Stockholders’ Equity
Additional paid-in capital	3,378,203	9,553,666	2,974,520	2,974,520
Retained earnings	26,457,519	29,402,584	22,050,068	22,050,068
Accumulated other comprehensive income	499,509	382,108	490,931	490,931
Other capital accounts	8,826,387	8,826,387	8,041,261	8,041,261
Total stockholders’ equity	39,161,618	48,164,745	33,556,780	33,556,780

Total liabilities and stockholders’ equity	$60,264,959	$62,163,836	$53,805,009	$53,805,009

The table below summarizes the effects of the changes made to the Company’s financial statements:

Statement of Income Data:
	Three Months Ended March 31, 2010	Nine Months Ended March 31, 2010

Net income, as previously reported	$197,493	$4,807,528
Adjustments:
Deferred fees	1,297,041	1,297,041
Interest expense on convertible notes	(121,126)	(121,126)
Change in warrant liabilities	1,769,150	1,769,150
Total net income adjustment	2,945,065	2,945,065

Net income, as restated	$3,142,558	$7,752,593

Balance Sheet Data:
	March 31, 2010	June 30, 2009

Total assets, as previously reported	$60,264,959	$53,805,009
Deferred fees on convertible notes, as restated	1,898,877	—
Total assets, as restated	62,163,836	53,805,009

Total liabilities, as previously reported	21,103,341	20,248,229
Adjustments:
Convertible notes	(11,742,090)	—
Warrant liabilities, reclassified	685,800	—
Warrant liabilities, restated	4,637,840	—
Total liabilities adjustment	(7,104,250)	—

Total liabilities, as restated	13,999,091	20,248,229

Shareholders’ equity, as previously reported	39,161,618	33,556,780
Adjustments:
Accumulated other comprehensive income	(117,401)	—
Additional paid-in capital - beneficial conversion feature	6,175,463	—
Net income adjustment	2,945,065	—
Net Shareholders equity adjustment	9,003,127	—

Shareholders’ equity, restated	$48,164,745	$33,556,780

Because the Company will be restating its financial statements appearing in Amendment No. 1 based on the foregoing, the Company is filing this Current Report on Form 8-K/A to disclose that its financial statements set forth in Amendment No.1 should no longer be relied upon, and that restated financial statements to be presented in a second amendment on Form 10-Q/A will be filed with SEC concurrently herewith.

The Company’s executive officers discussed with Parker Randall the matters disclosed in this Item 4.02 of Form 8-K/A and the Company has provided a copy of this disclosure to Parker Randall.  The Company’s executive officers and the Board are assessing the effect of the pending restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures.

Cautionary Note on Forward Look Statements

This Current Report on Form 8-K/A and the exhibits hereto and the statements of representatives and partners of Bohai Pharmaceuticals Group, Inc. (the “Company”) related thereto contain or may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve significant risks and uncertainties.  Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects”, “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions.  These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission.  Actual results, including, without limitation, those relating to the Company’s financial statements, may differ significantly from those set forth in the forward-looking statements.  These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 12, 2010	Bohai Pharmaceuticals Group, Inc.

	By:	/s/ Hongwei Qu
		Name:	Hongwei Qu
		Title:	President and Chief Executive Officer